UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 15, 2007


                               GraphOn Corporation
             (Exact name of Registrant as specified in its charter)


    Delaware                      0-21683                         13-3899021
   (State of               (Commission File No.)                (IRS Employer
 incorporation)                                              Identification No.)

                          5400 Soquel Avenue, Suite A-2
                          Santa Cruz, California 95062
                    (Address of principal executive offices)


                  Registrant's telephone number: (800) 472-7466


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of
           Certain Officers.

      On January 15, 2007, our Compensation Committee awarded options to purchase 125,000 shares of our common stock to Robert Dilworth, our Chief Executive Officer, and options to purchase 75,000 shares of our common stock to William Swain, our Chief Financial Officer.

      All such options were awarded at an exercise price of $0.165 per share. The options vest in thirty-three equal monthly installments, commencing May 15, 2007, and expire January 14, 2017. The options are immediately exercisable. If Mr. Dilworth's or Mr. Swain's employment ceases prior to full vesting of the options, we have the right to repurchase any shares issued upon exercise of options not vested.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2007


                               GraphOn Corporation

                               By: /s/ William Swain
                                   --------------------------
                                   Name:   William Swain
                                   Title:  Chief Financial Officer